Supplement Dated August 20, 2014 to your Prospectus Dated May 1, 2014

Reorganization

The Legg Mason Partners Variable Equity Trust Board of Trustees has approved a reorganization pursuant to which all assets and liabilities of the ClearBridge Variable All Cap Value Portfolio (“Merging Fund”) will be acquired and assumed by ClearBridge Variable Large Cap Value Portfolio (“Acquiring Fund”) on or about December 5, 2014.  Shareholders will not be asked to vote on the reorganization, but will receive an Information Statement/Fund Prospectus describing the proposed transaction prior to its completion.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, as of the close of business on or about December 3, 2014.

As a result of the reorganization, as of the close of business on or about December 5, 2014:

(i)                         if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account;

(ii)                      If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract;

(iii)                   any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account;

(iv)                  unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account;

(v)                     all references and information contained in the prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

This supplement should be retained with the prospectus for future reference.

HV-7590